SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - January 21, 2000
                                                          ----------------


                            AMERICAN ECO CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Ontario, Canada                 0-10621                52-1742490
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

     154 University Avenue,  Toronto, Ontario                    M5H 3Y9
-------------------------------------------------------------------------------
     (Address of principal executive offices)                   (zip code)


     Registrant's telephone number, including area code - (416) 340-2727
                                                          --------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)

Item 5.   Other Events.
          ------------

          On January 21, 2000, American Eco Corporation (the "Company") and its 81.9% owned subsidiary U. S. Industrial Services, Inc. ("USIS") entered into a Settlement Agreement with Deere Park Capital, L.L.C. ("Deere Park"), settling a litigation that Deere Park had instituted against the Company based upon guarantees that the Company had given to Deere Park of certain indebtedness to Deere Park. The Company agreed to pay $2,807,235 to Deere Park on or before May 15, 2000, and secured its payment obligation by a pledge of all of its shares of USIS.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(C)  Exhibits

     10.1 Settlement Agreement, dated January 21, 2000, by and among Deere Park Capital, L.L.C., American Eco Corporation and U.S. Industrial Services, Inc.

     10.2 Escrow Agreement, dated as of January 21, 2000, by and among Deere Park Capital, L.L.C., American Eco Corporation and LaSalle Bank National Association.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN ECO CORPORATION
                                        ------------------------
                                             (Registrant)





Dated:  April 26, 2000                  By: /s/ Michael E. McGinnis
                                           ------------------------------------
                                             Michael E. McGinnis,
                                             President


                                       3